Inland Real Estate Income Trust, Inc.

Inland Real Estate Income Trust, Inc.

2016 Q2 Results Webcast

Wednesday, August 17, 2016 • 2:00 pm CT

Audio is available via webcast – dial in number not required.

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Disclaimer

Inland Real Estate Income Trust, Inc.

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This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by a prospectus, which has been filed or registered with appropriate state and federal regulatory agencies, and sold only by broker dealers authorized to do so.

Past performance is not a guarantee of future results.

The companies depicted in the photographs and logos in this presentation are tenants of Inland Real Estate Income Trust, Inc. (Inland Income Trust) and may have proprietary interests in their trademarks and trade names and nothing herein shall be considered an endorsement, authorization or approval of Inland Income Trust or its subsidiaries.

The Inland name and logo are registered trademarks being used under license. This material has been distributed by Inland Securities Corporation, member FINRA/SIPC, dealer manager for Inland Income Trust.

Publication Date: 8/17/2016

Risk Factors

Some of the risks related to investing in commercial real estate include, but are not limited to: market risks such as local property supply and demand conditions; tenants' inability to pay rent; tenant turnover; inflation and other increases in operating costs; adverse changes in laws and regulations; relative illiquidity of real estate investments; changing market demographics; acts of God such as earthquakes, floods or other uninsured losses; interest rate fluctuations; and availability of financing.

An investment in Inland Income Trust's shares involves significant risks. If Inland Income Trust is unable to effectively manage these risks, it may not meet its investment objectives and investors may lose some or all of their investment. Some of the risks related to investing in Inland Income Trust include, but are not limited to: the board of directors, rather than the trading market, determines the offering price of shares; there is limited liquidity because shares are not bought and sold on an exchange; repurchase programs may be modified or terminated; a typical time horizon for an exit strategy may be longer than five years; there is no guarantee that a liquidity event will occur; distributions cannot be guaranteed and may be paid from sources other than cash flow from operations, including borrowings and net offering proceeds; and failure to continue to qualify as a REIT and thus being required to pay federal, state and local taxes. Please consult Inland Income Trust's most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q for more information on the specific risks.

Forward-Looking Statements

Inland Real Estate Income Trust, Inc.

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In addition to historical information, this webcast contains "forward-looking statements" made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The statements may be identified by terminology such as "may," "can," "would," "will," "expect," "intend," "estimate," "anticipate," "plan," "seek," "appear," or "believe." Such statements reflect the current view of Inland Income Trust with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the uncertainties related to general economic conditions, unforeseen events affecting the real estate industry or particular markets, and other factors detailed under Risk Factors in our most recent Form 10-K and subsequent Form 10-Qs on file with the Securities and Exchange Commission. Although Inland Income Trust believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. You should exercise caution when considering forward-looking statements and not place undue reliance on them. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by federal securities laws, Inland Income Trust undertakes no obligation to publicly update or revise any written or oral forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this webcast.

On Today's Call



Mitchell Sabshon

Chief Executive Officer



JoAnn McGuinness

President and Chief Operating Officer



David Lichterman

Vice President, Chief Accounting Officer & Treasurer

Portfolio of Necessity Based Retail


FAMOUS footwear
LANE BRYANT

The Shoppes at Lake Park
West Valley City, Utah

Acquired February 2015


ROSS DRESS FOR LESS

Dixie Valley Center
Louisville, Kentucky

Acquired November 2014

The Headline Numbers

Inland Real Estate Income Trust, Inc.

inland-investments.com

As of June 30, 2016	
Total Number of Properties:	56
Total Square Feet:	6,345,824
Number of States:	23
Economic Occupancy:	95.1%
Physical Occupancy:	94.6%
Number of Tenants:	706
Annualized Distribution Rate:	6.65%


GIANT EAGLE
MARKET DISTRICT

Settlers Ridge

Pittsburgh, Pennsylvania

Until April 7, 2016, distributions were equal to a 6.0% annualized distribution rate based on a $10.00 share price, and from and after April 7, 2016 distributions were equal to a 6.65% distribution rate based on Inland Income Trust's estimated value of $9.02 per share. Distributions are payable monthly and not guaranteed and may be modified at any time. **As of June 30, 2016, approximately 35% of distributions paid to stockholders of record since inception (10/18/2012) were paid from the net proceeds of Inland Income Trust's "best efforts" offering (return of capital), and approximately 65% of distributions were paid from cash flow from operations (may be return of capital) and sponsor contributions.** When Inland Income Trust makes cash distributions using offering or financing proceeds, it will have less proceeds to invest in properties, and this may lower its overall return potential.

Geographic Footprint

Inland Real Estate Income Trust, Inc.

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Our properties are geographically diverse and well-located




30.5%
Midwest
29.2%
South
28.7%
East
11.6%
West

Finding the Right Location

Inland Real Estate Income Trust, Inc.

inland-investments.com

Extensive due diligence determines the right location



P

Accessibility and Parking | Proximity | Signage | Demographics

Acquisition Highlight

Coastal North Town Center North Myrtle Beach, South Carolina	
Transaction Date:	April 22, 2016
Gross Transaction Price:	$72.8 Million
Leasable Area:	304,665 SF
Portfolio Sector:	Retail
Tenants:	▪ Publix ▪ Dick's Sporting Goods ▪ Ross Dress for Less ▪ TJ Maxx ▪ PetSmart ▪ ULTA


T·J·maxx

Coastal North Town Center

North Myrtle Beach, South Carolina

Acquisition Highlight

Inland Real Estate Income Trust, Inc.

inland-investments.com

Oquirrh Mountain Marketplace – Phase II **South Jordan, Utah**	
Transaction Date:	April 22, 2016
Gross Transaction Price:	$6.0 Million
Leasable Area:	14,500 SF
Portfolio Sector:	Retail
Tenants:	▪ Men's Wearhouse ▪ Little Caesar's ▪ H&R Block



SPROUTS
FARMERS MARKET
FARM FRESH PRODUCE
NATURAL FOODS

Oquirrh Mountain Marketplace

South Jordan, Utah

Top 10 Tenants

Inland Real Estate Income Trust, Inc.

inland-investments.com

1

Dick's Sporting Goods

6 Leases | 3.9% of ABR*

2

Kroger

3 Leases | 3.3% of ABR*

3

T.J.Maxx/HomeGoods/ Marshalls

12 Leases | 3.2% of ABR*

4

PetSmart

9 Leases | 2.8% of ABR*

5

Ulta

10 Leases | 2.4% of ABR*

6

Albertsons/Jewel/Shaws

2 Leases | 2.3% of ABR*

7

Ross Dress for Less

8 Leases | 2.3% of ABR*

8

Kohl's

4 Leases | 2.1% of ABR*

9

LA Fitness

2 Leases | 2.0% of ABR*

10

Giant Eagle

1 Lease | 2.0% of ABR*

*Annualized Base Rent

Capturing Value Through NOI Growth

Inland Real Estate Income Trust, Inc.

inland-investments.com

Forecasted NOI Growth Rates, Multi-Tenant Retail



4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%

	2016	2017	2018	2019	2020
Multi-Tenant Retail NOI Growth*	3.10%	3.40%	3.20%	3.20%	2.90%
CPI Forecast**	1.70%	2.40%	2.40%	2.40%	2.40%

*Source: Green Street Advisors
**Source: Congressional Budget Office

Consolidated Financial Highlights

Inland Real Estate Income Trust, Inc.

inland-investments.com

	June 30, 2016 (in thousands)	June 30,2015 (in thousands)
Total Assets:	$1,386,339	$938,184
Stockholders' Equity:	$659,412	$592,652
Distributions Paid:	$26,028	$19,033
Cash Flow Provided by Operations:	$17,897	$14,355
GAAP Net Loss:	$(6,541)	$(4,123)
Funds from Operations (FFO)[1]:	$24,175	$9,492
Modified Funds from Operations (MFFO)[2]:	$23,795	$13,344

For the six months ended June 30, 2016, approximately 32% of the distributions paid to stockholders of record were paid from the net proceeds of Inland Income Trust's "best efforts" offering (return of capital) and approximately 68% were paid from cash flow from operations (may be return of capital). For the six months ended June 30, 2015, approximately 17% of the distributions paid to stockholders of record were paid from Sponsor contributions, approximately 76% were paid from cash flow from operations (may be return of capital) and approximately 7% were paid from the net proceeds of Inland Income Trust's "best efforts" offering (return of capital). When Inland Income Trust makes cash distributions using offering or financing proceeds it will have less proceeds to invest in properties and this may lower its overall return potential.

1 – **Funds from Operations (FFO):** A widely accepted and reported supplemental measure of REIT operating performance. As defined by the National Association of Real Estate Investment Trusts, FFO is equal to a REIT's net income computed in accordance with U.S. GAAP, excluding gains or losses from sales of property, and adding back real estate depreciation and amortization, real estate impairment charges, and after adjustments for unconsolidated partnerships and joint ventures in which the REIT holds an interest.

2 – **Modified Funds from Operations (MFFO):** An industry accepted and reported supplemental measure of a publicly registered non-listed REIT's operating performance. As defined by the Investment Program Association, an industry trade group, MFFO is equal to a REIT's FFO, further adjusted for the following items, as applicable, included in the determination of U.S. GAAP net income: acquisition fees and expenses; amounts relating to straight-line rents and amortization of above and below market lease assets and liabilities, accretion of discounts and amortization of premiums on debt investments; mark-to-market adjustments included in net income; nonrecurring gains or losses included in net income from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan, unrealized gains or losses resulting from consolidation from, or deconsolidation to, equity accounting, and after adjustments for consolidated and unconsolidated partnerships and joint ventures.

GAAP Reconciliation to FFO and MFFO

Inland Real Estate Income Trust, Inc.

inland-investments.com


WHOLE FOODS
WHOLE FOODS MARKET

Inland Income Trust's FFO and MFFO for the quarters ended June 30, 2016 and 2015, calculated on page 32 of the Form 10-Q, are as follows:

		Six Months Ended 6/30/16 (in thousands)	Six Months Ended 6/30/15 (in thousands)
	GAAP Net loss	$(6,541)	$(4,123)
Add:	Depreciation and amortization related to investment properties	30,716	13,615
	Funds from operations (FFO)	**$24,175**	**$9,492**
Add:	Acquisition related costs	834	4,870
Less:	Amortization of acquired market lease intangibles, net	(142)	(408)
	Straight-line income, net	(1,072)	(610)
	Modified funds from operations (MFFO)	**$23,795**	**$13,344**

Mortgages and Credit Facility Payable

Inland Real Estate Income Trust, Inc.

inland-investments.com

	June 30, 2016 (in thousands)	June 30, 2015 (in thousands)
Mortgages Payable (excludes unamortized fair value adjustment related to assumed debt):	$570,455	$281,902
Credit Facility Payable:	$40,000	-
Ratio of Total Mortgages and Credit Facility Payable to Total Assets:	44%	30%
Annual Weighted Average Interest Rate on Mortgages Payable:	3.54%	3.66%
Annual Weighted Average Interest Rate on Credit Facility Payable:	1.86%	-

Scheduled Principal Payments and Maturities of Mortgages and Credit Facility Payable As of June 30, 2016



(in millions)
$350
$300
$250
$200
$150
$100
$50
$0
$43.5
$6.5
$15.5
$150.3
$40.0
$0.9
$353.7
2016
2017
2018
2019
2020
Thereafter
Mortgages Payable
Credit Facility Payable

Retail & Economic Overview

Inland Real Estate Income Trust, Inc.


DICK'S
SPORTING GOODS

Treasure Valley Crossing
Nampa, Idaho

- Payrolls rose by 255,000 in July, exceeding forecasts[1]
- Average hourly earnings increased 2.6% year-over-year in June[2]
- Personal income increased 0.2% in June[3]
- Personal spending increased 0.4% in June[4]
- Retail sales rose 0.6% in June[5]
- Vacancies at neighborhood and community shopping centers declined to 9.9% in Q1[6]
- Rents experienced a 2.3% year-over-year growth for the first quarter of 2016[7]
- Completions were 9.4 million square feet in Q1 2016[7]
- Q1 net absorption totaled approximately 1.4 million square feet[7]

[1] Bloomberg. U.S. Posts Another Strong Month of Job Gains. August 5, 2016.
[2] National Retail Federation. Retail Industry Sees Better Than Expected Job Gains. July 8, 2016.
[3] U.S. Department of Commerce. Personal Income and Outlays. June 2016.
[4] WSJ. U.S. Consumer Spending Increased Solidly in June. August 2, 2016.
[5] Bloomberg. Retail Sales in U.S. Climb More Than Forecast in Broad Advance. July 15, 2016.
[6] NorthJersey.com. Neighborhood shopping centers adding tenants while regional malls decline, report states. July 9, 2016.
[7] CBRE. U.S. Retail MarketView Snapshot.Q1 2016.

Questions?

Inland
Real Estate Income Trust, Inc.